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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004


                                    FORM 8-K
                                 CURRENT REPORT
          PURSUANT TO SECTION 13 OF THE SECURITIES EXCHANGE ACT OF 1934





       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 28, 2004



                          EXTENDED SYSTEMS INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                       000-23597                 82-0399670
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NUMBER)       (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                                 IDENTIFICATION NUMBER)

                            5777 NORTH MEEKER AVENUE
                               BOISE, IDAHO 83713
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (208) 322-7575
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

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

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On October 28, 2004, Extended Systems Incorporated (the "Registrant") issued a press release announcing its guidance for its financial results for its quarter ended September 30, 2004. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

In a Current Report on Form 8-K filed by the Registrant on October 5, 2004, the Registrant reported that the Audit Committee of the Board of Directors (the "Audit Committee") selected Deloitte & Touche, LLP ("Deloitte") as the Registrant's Independent Registered Public Accounting Firm for the fiscal year ending June 30, 2005. Deloitte advised the Registrant of its acceptance of this appointment effective October 1, 2004. However, a formal engagement letter has not been executed between the Registrant and Deloitte.

On October 6, 2004, the Registrant advised Deloitte that it had discovered that one of Deloitte's member firms had completed work in the first two months of the fiscal year. Deloitte verified it had provided prohibited bookkeeping services (for total consideration of approximately (euro)1,200) to an immaterial non-U.S. subsidiary of the Registrant prior to the time it accepted the appointment as the Registrant's independent accountants. The Registrant immediately destroyed the results of the prohibited services performed by Deloitte and had the bookkeeping work performed again by members of the Registrants' accounting staff. However, on October 28, 2004, Deloitte advised the Registrant that as a result of these de minimis services, Deloitte could not be independent and would not be able to proceed with the engagement for the Registrant's fiscal year ending June 30, 2005. Deloitte had not commenced any review of the Registrant's financial statements and the withdrawal of Deloitte from the engagement was not a result of any disagreement between Deloitte and the Registrant. The Registrant has requested that Deloitte furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements regarding Deloitte. A copy of such letter, dated October 28, 2004, is filed with this Form 8-K.

The Registrant has not yet engaged another independent accounting firm to replace Deloitte, although it is actively engaged in discussions with several candidates.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

   (c)  Exhibits

        EXHIBIT      DESCRIPTION

         16.1        Letter of Deloitte & Touche LLP dated October 28, 2004.

         99.1 Press Release dated October 28, 2004 of Extended Systems Incorporated






















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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act or 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 28, 2004                       EXTENDED SYSTEMS INCORPORATED


                                             By:  /S/ VALERIE A. HEUSINKVELD
                                                  --------------------------
                                                  Valerie A. Heusinkveld
                                                  Chief Financial Officer
























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                                  EXHIBIT INDEX

Exhibit
Number
------

 16.1     Letter of Deloitte & Touche LLP dated October 28, 2004.

 99.1     Press Release dated October 28, 2004 of Extended Systems Incorporated.